Website and Software Development Costs, Net	12 Months Ended
Dec. 31, 2020
Research and Development [Abstract]
Website and Software Development Costs, Net

5. Website and Software Development Costs, Net

Website and software development costs consist of the following (in thousands):

	December 31,
	2019	2020
Capitalized website and software development costs	$51,370	$64,478
Less accumulated amortization	(34,889)	(46,077)
Capitalized website and software development costs, net	$16,481	$18,401

For the years ended December 31, 2019 and 2020 total amortization expense was approximately $10.6 million and $11.2 million respectively. For the years ended December 31, 2019 and 2020 the net amount of capitalized website and software development costs written off was approximately $0.2 million and $0 respectively.